Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.5022%



        Excess Protection Level
          3 Month Average  5.68%
          August, 1999  5.90%
          July, 1999  5.98%
          June, 1999  5.15%


        Cash Yield                                  18.20%


        Investor Charge Offs                        4.78%


        Base Rate                                   7.53%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,316,578,126.38